                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   December 16, 2002
                                                         --------------------


              Toyota Auto Finance Receivables LLC on Behalf of the
                   Toyota Auto Receivables 2002-C Owner Trust
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware            333-74872 and 333-74872-01            95-4836519
-------------------      --------------------------           ------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)               Identification No.)
   incorporation)


    Toyota Auto Finance Receivables LLC
    19300 Gramercy Place, North Building
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 468-7333
                                                          -------------------



                          Exhibit Index is on Page 2

Item 5. Other Events
        ------------

On December 16, 2002, the principal and interest collected during the preceding collection period, net of certain adjustments as provided for in the Sale and Servicing Agreement dated as of October 1, 2002 ("Agreement"), between Toyota Auto Finance Receivables LLC, as "Seller", Toyota Motor Credit Corporation, as "Servicer", and Toyota Auto Receivables 2002-C Owner Trust, as "Issuer", were distributed to the holders of Notes and Certificates issued by Toyota Auto Receivables 2002-C Owner Trust (the "Securityholders"). In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Owner Trustee and Indenture Trustee for the benefit of the Securityholders and was distributed by the Owner Trustee and Indenture Trustee to the Securityholders. A copy of the Servicer's Certificate for the month of November 2002 is filed as Exhibit 20 to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibit Number    Description
           --------------    -----------

                 20          Servicer's Certificate for the month of
                             November 2002.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST

                                BY: TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date: December 31, 2002             By:        /s/ George E. Borst
      ------------------            --------------------------------------------
                                                   George E. Borst
                                                    President and
                                              Chief Executive Officer

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST DISTRIBUTION DATE OF DECEMBER 16, 2002 FOR THE COLLECTION PERIOD
                   NOVEMBER 1, 2002 THROUGH NOVEMBER 30, 2002


--------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A-1             Class A-2
                                                                                       ---------             ---------
                                                            Total                       Balance               Balance
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Securities Balance                                   $1,455,000,000.00              $430,000,000.00       $320,000,000.00
 Subordinate Tranche                                     $44,995,380.00
 Receivables Pool Balance                             $1,499,995,380.00
 Principal Factor                                            1.00000000                   1.00000000            1.00000000
 Rate                                                                                       1.80000%                2.088%
 Final Scheduled Payment Date                                                      November 17, 2003        March 15, 2005
 Number of Contracts                                             94,755
 Weighted Average A.P.R.                                          6.26%
 Weighted Average Remaining Term                                  49.53 months
 Servicing Fee Rate                                               1.00%

POOL DATA - PRIOR MONTH
-----------------------
 Securities Balance                                   $1,400,290,264.08              $375,290,264.08       $320,000,000.00
 Subordinate Tranche                                     $44,995,380.00
 Receivables Pool Balance                             $1,445,285,644.08
 Securities Pool Factor                                      0.96239881                   0.87276806            1.00000000
 Number of Contracts                                             93,322
 Weighted Average A.P.R.                                          6.26%
 Weighted Average Remaining Term                                  48.67 months
 Precompute and Simple Interest Advances                    $880,431.51
 Payahead Account Balance                                   $187,597.51
 Interest Shortfall                                               $0.00                        $0.00                 $0.00
 Principal Shortfall                                              $0.00                        $0.00                 $0.00

POOL DATA - CURRENT MONTH
-------------------------
 Securities Balance                                   $1,353,643,586.75              $328,643,586.75       $320,000,000.00
 Subordinate Tranche                                     $44,995,380.00
 Receivables Pool Balance                             $1,398,638,966.75
 Securities Pool Factor                                      0.93033923                   0.76428741            1.00000000
 Number of Contracts                                             92,133
 Weighted Average A.P.R.                                          6.25%
 Weighted Average Remaining Term                                  47.86 months
 Precompute and Simple Interest Advances                  $1,396,262.44
 Payahead Account Balance                                   $165,237.46
 Interest Shortfall                                               $0.00                        $0.00                 $0.00
 Principal Shortfall                                              $0.00                        $0.00                 $0.00
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                        Class A-3          Class A-4
                                                        ---------          ---------          Subordinated
                                                         Balance            Balance        Seller's Interest
------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Securities Balance                                  $498,000,000.00    $207,000,000.00
 Subordinate Tranche                                                                        $44,995,380.00
 Receivables Pool Balance
 Principal Factor                                         1.00000000         1.00000000         1.00000000
 Rate                                                        2.6500%             3.344%           N/A
 Final Scheduled Payment Date                      November 15, 2006       May 15, 2009       May 15, 2009
 Number of Contracts
 Weighted Average A.P.R.
 Weighted Average Remaining Term
 Servicing Fee Rate

POOL DATA - PRIOR MONTH
 Securities Balance                                  $498,000,000.00    $207,000,000.00
 Subordinate Tranche                                                                        $44,995,380.00
 Receivables Pool Balance
 Securities Pool Factor                                   1.00000000         1.00000000         1.00000000
 Number of Contracts
 Weighted Average A.P.R.
 Weighted Average Remaining Term
 Precompute and Simple Interest Advances
 Payahead Account Balance
 Interest Shortfall                                            $0.00              $0.00           N/A
 Principal Shortfall                                           $0.00              $0.00           N/A

POOL DATA - CURRENT MONTH
 Securities Balance                                  $498,000,000.00    $207,000,000.00
 Subordinate Tranche                                                                        $44,995,380.00
 Receivables Pool Balance
 Securities Pool Factor                                   1.00000000         1.00000000         1.00000000
 Number of Contracts
 Weighted Average A.P.R.
 Weighted Average Remaining Term
 Precompute and Simple Interest Advances
 Payahead Account Balance
 Interest Shortfall                                            $0.00              $0.00           N/A
 Principal Shortfall                                           $0.00              $0.00           N/A
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
 Initial Deposit Amount                                                                      $0.00
 Specified Reserve Account Percentage                                                        0.00%
 Specified Reserve Account Amount                                                            $0.00
 Specified Reserve Account Percentage (IF CONDITION I OR II MET)                             3.50%
 Specified Reserve Account Amount (IF CONDITION I OR II MET)                        $47,377,525.54

 Beginning Balance                                                                           $0.00
 Total Withdraw                                                                              $0.00
 Amount Available for Deposit to the Reserve Account                                 $3,708,588.76
                                                                                 ------------------
 Reserve Account Balance Prior to Release                                            $3,708,588.76
 Reserve Account Required Amount                                                             $0.00
 Reserve Account Release to Seller                                                   $3,708,588.76
                                                                                 ------------------
 Ending Reserve Account Balance                                                              $0.00
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
 Total Amount Available                                                              $7,499,977.00

 Beginning of Period Balance                                                                 $0.00
 Draws                                                                                       $0.00
 Reimbursements                                                                              $0.00
                                                                                 ------------------
 End of Period Balance                                                                       $0.00

 Current Period Undrawn Amount                                                       $7,499,977.00
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                  Vehicles             Amount
                                                                  --------             ------
 Liquidated Contracts                                                3
                                                                     -
 Gross Principal Balance of Liquidated Receivables                                    $38,521.50
 Net Liquidation Proceeds Received During the Collection Period                      ($28,100.00)
 Recoveries on Previously Liquidated Contracts                                             $0.00
                                                                                 ------------------
 Aggregate Credit Losses for the Collection Period                                    $10,421.50
                                                                                 ------------------

                                                                                 ------------------
 Cumulative Credit Losses for all Periods                            4                $11,822.89
                                                                     -           ------------------
 Repossessed in Current Period                                      19
                                                                    --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                       Charge-Off Rate
  Second Preceding Collection Period                                                       0.00%
  First Preceding Collection Period                                                        0.00%
  Current Collection Period                                                                0.01%

---------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
-------------
Three Month Average                                                                        0.00%
Charge-off Rate Indicator ( > 2.25%)                                           CONDITION NOT MET
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------
                                         Percent    Contracts     Percent           Amount
                                         -------    ---------     -------           ------
 30-59 Days Delinquent                     0.40%       370         0.42%           $5,895,974.06
 60-89 Days Delinquent                     0.07%        65         0.07%           $1,047,273.56
 Over 89 Days Delinquent                   0.01%         6         0.00%              $61,392.62
                                                      ----                    ------------------
 Total Delinquencies                                   441                         $7,004,640.24
                                                      ====                    ==================
 Repossessed Vehicle Inventory                          25*
  * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                       0.00%
  First Preceding Collection Period                                                        0.01%
  Current Collection Period                                                                0.08%

------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
---------
Three Month Average                                                                        0.03%
Delinquency Percentage Indicator ( > 2.25%)                                    CONDITION NOT MET
------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
        DISTRIBUTION DATE OF DECEMBER 16, 2002 FOR THE COLLECTION PERIOD
                   NOVEMBER 1, 2002 THROUGH NOVEMBER 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                           Class A-1      Class A-2     Class A-3      Class A-4
                                                           ---------      ---------     ---------      ---------     Subordinated
                                            Total           Balance        Balance       Balance        Balance    Seller's Interest
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
 Principal Payments Received           $46,608,155.83
 Interest Payments Received             $7,200,313.89
 Net Precomputed Payahead Amount           $22,360.05
 Aggregate Net Liquidation Proceeds
  Received                                 $28,100.00
 Principal on Repurchased Contracts             $0.00
 Interest on Repurchased Contracts              $0.00
                                       --------------
 Total Collections                     $53,858,929.77
 Net Simple Interest Advance Amount       $496,990.59
 Net Precomputed Advance Amount            $18,840.34
                                       --------------
 Total Available Amount                $54,374,760.70

AMOUNTS DUE
-----------
 Servicing Fee                          $1,204,404.70
 Accrued and Unpaid Interest            $2,815,089.91
 Principal                             $46,646,677.33
 Reserve Account                        $3,708,588.76
                                       --------------
 Total Amount Due                      $54,374,760.70

ACTUAL DISTRIBUTIONS
--------------------
 Servicing Fee                          $1,204,404.70
 Interest                               $2,815,089.91      $581,699.91   $556,800.00   $1,099,750.00   $576,840.00        N/A
 Principal                             $46,646,677.33   $46,646,677.33         $0.00           $0.00         $0.00       $0.00
 Reserve Account                        $3,708,588.76
                                       --------------   --------------   -----------   -------------   -----------       -----
 Total Amount Distributed              $54,374,760.70   $47,228,377.24   $556,800.00   $1,099,750.00   $576,840.00       $0.00
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
Precomputed Contracts
---------------------
 Scheduled Principal Collections                                                $495,450.57
 Prepayments in Full                                     33 contracts           $168,610.29
 Repurchased Receivables Principal                                                    $0.00
 Payments Behind/Ahead on Repurchased Receivables                                     $0.00
 Total Collections                                                              $692,597.51
 Advances - Reimbursement of Previous Advances                                        $0.00
 Advances - Current Advance Amount                                               $18,840.34
 Payahead Account - Payments Applied                                             $22,360.05
 Payahead Account - Additional Payaheads                                              $0.00

Simple Interest Contracts
-------------------------
 Collected Principal                                                         $29,436,843.96
 Prepayments in Full                                   1153 contracts        $16,507,251.01
 Collected Interest                                                           $7,171,777.24
 Repurchased Receivables Principal                                                    $0.00
 Repurchased Receivables Interest                                                     $0.00
 Advances - Reimbursement of Previous Advances                                        $0.00
 Advances - Current Advance Amount                                              $496,990.59
-------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2002-C Owner Trust
        Distribution Date of December 16, 2002 for the Collection Period
                  of November 1, 2002 through November 30, 2002

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A2                      Class A4
                                                                                    --------                      --------
                                                                                     Balance                      Balance
------------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR DECEMBER 16, 2002 PAYMENT DATE
---------------------------------------------
One Month LIBOR                                                                     1.38125%                      1.38125%
Spread                                                                              0.02000%                      0.05000%
                                                                                -----------------            -----------------
Note Rates:                                                                         1.40125%                      1.43125%

Number of Days in Interest Period (Days)                                                       31                           31

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                                       386,122.22                   255,120.31
At Certificate Payment Date:
 Due to Swap Counterparty (Swap Payments Outgoing)                                     556,800.00                   576,840.00
 Paid to Swap Counterparty (Swap Payments Outgoing)                                    556,800.00                   576,840.00
 Proration %                                                        0.00%
 Interest Due to Noteholders (Swap Payments Incoming)                                  386,122.22                   255,120.31
 Interest Payment to Noteholders (Swap Payments Incoming)                              386,122.22                   255,120.31
Net Swap Payment due to / (received from) Swap Counterparty                           (170,677.78)                 (321,719.69)



PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                         320,000,000.00               207,000,000.00
Principal Payment due to Investors                                                              -                            -
Ending Notional Balance                                                            320,000,000.00               207,000,000.00


SWAP TERMINATION PAYMENT                                                               N/A                           N/A


NOTE RATES FOR JANUARY 15, 2003 PAYMENT DATE
--------------------------------------------
One Month LIBOR                                                                     1.42000%                      1.42000%
Spread                                                                              0.02000%                      0.05000%
                                                                                -----------------            -----------------
Note Rates:                                                                         1.44000%                      1.47000%
Number of Days in Interest Period (Days)                                                       30                           30
------------------------------------------------------------------------------------------------------------------------------




I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Angela Burraston
------------------------------------
Angela Burraston
ABS Accounting Manager